Consolidated Statements of Operations - USD ($)	9 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenue
Mobile	$ 30,014	$ 20,162
Software	1,963	1,526
Software maintenance and consulting	179,501	90,915
Total revenue	211,478	112,603
Operating expenses
Cost of revenue	5,906	3,275
Selling, general and administrative	96,113	109,239
Research and development	64,218	31,567
Total operating expenses	166,237	144,081
Income (loss) from operations	45,241	(31,478)
Other income (expense):
Gain on disposition of assets
Gain on settlement	(4,330)
Other expense	(358)
Interest income , net	4,576	3,999
Total other income	(112)	3,999
Income (loss) before income taxes	45,129	(27,479)
Income tax benefit	$ 18,710	$ 19,706
Net income	$ 63,839	$ (7,773)
Basic and diluted income per share	$ 0.008	$ (0.001)
Weighted average number of shares outstanding	8,136,348	8,115,140